29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 Corporate Presentation May 2014 Exhibit 99.2

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 2 This presentation contains and our discussions during this conference may include forward - looking statements about Lipocine Inc. (the “Company”). These forward - looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward - looking statements relate to the Company’s product candidates, clinical and regula tory processes and objectives, potential benefits of the Company’s product candidates, intellectual property and related matters, all of which involve known and unknown risks and uncertainties. Actual results may differ materially from the forward - looking statemen ts discussed in this presentation . Accordingly, the Company cautions investors not to place undue reliance on the forward - looking statements contained in, or made in connection with, this presentation . Several factors may affect the initiation and completion of clinical trials, the potential advantages of the Company’s product candidates and the Company’s capital needs. Among other things, the projected commencement and completion of the Company’s clinical trials may be affected by difficulties or delays. In addition, the Com pan y’s results may be affected by its ability to manage its financial resources, difficulties or delays in developing manufacturing pro cesses for its product candidates, preclinical and toxicology testing and regulatory developments. Delays in clinical programs, whe the r caused by competitive developments, adverse events, patient enrollment rates, regulatory issues or other factors, could adver sel y affect the Company’s financial position and prospects. Prior clinical trial program designs and results are not necessarily pre dictive of future clinical trial designs or results. If the Company’s product candidates do not meet safety or efficacy endpoints in cl inical evaluations, they will not receive regulatory approval and the Company will not be able to market them. The Company may not b e able to enter into any strategic partnership agreements. Operating expense and cash flow projections involve a high degree of uncertainty, including variances in future spending rates due to changes in corporate priorities, the timing and outcomes of cli nical trials, competitive developments and the impact on expenditures and available capital from licensing and strategic collaborat ion opportunities. If the Company is unable to raise additional capital when required or on acceptable terms, it may have to sig nif icantly delay, scale back or discontinue one or more of its drug development or discovery research programs. The Company is at an ea rly stage of development and may not ever have any products that generate significant revenue. The forward - looking statements contained in this presentation are further qualified by the detailed discussion of risks and uncertainties set forth in the d ocu ments filed by the Company with the Securities and Exchange Commission, all of which can be obtained on the Company’s website at www.lipocine.com or on the SEC website at www.sec.gov . The forward - looking statements contained in this document represent the Company’s estimates and assumptions only as of the date of this presentation and the Company undertakes no duty or obligation to update or revise publicly any forward - looking statements contained in this presentation as a result of new information, future events or changes in the Company’s expectations. Forward Looking Statements

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 3  Focused on developing innovative orally - available treatment alternatives in the areas of men’s and women’s health  Lead asset currently in Phase 3 (enrollment complete), addresses an unmet need in large low T market  Pipeline with 505(b)(2) strategy  Several near term value drivers with pipeline products  Diverse patent portfolio • U.S.: Six issued and 14 pending applications • Foreign: 31 total issued and pending Lipocine Investment Highlights

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 4 LPCN 1021 - Oral Testosterone Replacement Therapy (TRT) Product Pipeline Men’s Health LPCN 1111 - Next Generation Oral TRT Women’s Health LPCN 1107 - Prevention of Preterm Birth Research/Preclinical Phase 1 Phase 2 Phase 3

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 5 Lip’ral Enables Optimal Dispersion in the Gastrointestinal Tract Lumen Aqueous Barrier Layer Membrane Systemic Circulation Improved absorption Effective transfer across aqueous barrier layer Optimal dispersed phase in GI tract Insoluble drug lipidic composition 5

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 6 Testosterone Deficiency is Prevalent in U.S. 1 (1) Rev. Urol Vol 5. Suppl 1 2003 S3 - S10 - Figure 2 • Men in their 50s 1 in 10 • Men in their 60s 1 in 5 • Men in their 70s 1 in 4 Many eligible low T patients

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 7  $2.7 B market in 2013 4  Increased low testosterone (T) awareness driven by Abbott, Glaxo and Lilly promotion  Topicals dominate the market (~90%), market leader Androgel ®  Later entry topicals generating significant sales • Testim ®: $211M 1 • Fortesta ® : $65M 2 • Axiron ®: $ 179 M 3  Market growth driven by new entries  Inadequacy of existing testosterone treatments Testosterone Replacement Therapy Market (1)2013 worldwide sales obtained from AUXL earnings report (2) 12 months sales ending Dec 31, 2013 - obtained from 10 - K, Endo health solutions (3) Axiron net sales calendar year 2013 ( www.acrux.com.au ) (4) Bloomberg as cited by Antares Pharma

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 8 No well designed placebo controlled, randomized, prospective study results available with respect to TRT and CV risk TRT Therapy and Alleged CV Risks Two recent reported observational studies allege CV risk ▪ JAMA x Multiple inaccuracies and misreporting of result ▪ PloSOne x Methodology under question x Recent injectable approval ( Aveed ) x No additional safety study request to date for LPCN 1021 by US FDA x Protective effect of Testosterone (MI and stroke) AACE meeting Las Vegas, May 2014 x Low testosterone levels in men have been associated with increased mortality (J Clin Endocrinol Metab . 2012 Jun;97(6):2050 - 8 FDA announced investigation into the alleged CV risk – Jan 2014 x FDA has not concluded that FDA - approved testosterone treatment increases the risk of stroke, heart attack, or death x FDA advised “Patients should not stop using prescribed testosterone products...” Definite conclusions regarding alleged CV risks may not be possible in absence of any well designed study

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 9 LPCN 1021 Addresses Unmet Need 9 Topical LPCN 1021 ▪ Inadvertent transference • Especially to children and partners • Black box warning on all gels x No transference issue or potential black box warning ▪ Causes skin irritation x No skin irritation ▪ Poor compliance (60% discontinue at 6 months ) 1 x Improved compliance potential ▪ Inconvenient handling and time consuming x Convenient & not time consuming ▪ Messy application – runs off from site of a pplication x Oral ▪ Distinctive scent – not discrete x Discrete (1) Aveed FDA Advisory committee meeting briefing document (April 18, 2013), Page No. 17

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 10  Survey of 28 leading endocrinologist and urologist about oral testosterone compliance 1 • In your opinion, will oral testosterone improve patient compliance compared to existing options? Oral Should Improve Compliance 94% 0% 6% Yes No Not Sure (1) Lipocine Survey 2014

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 11  Testosterone Undecanoate (TU, a prodrug of testosterone) oral composition designed for convenient BID dosing • TU is same active as in approved products with long term established use in US and Ex - US markets  Primarily directed at lymphatic delivery  Enhanced profile over other forms of testosterone • Topical products are associated with inadvertent testosterone transfer problem • Native testosterone has short half life  Maintains effective testosterone blood levels  Protected by orange book listable domestic and foreign IP portfolio LPCN 1021: Overview

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 12 Successful Phase 2 Dose Finding Without Titration % of subjects meeting criteria PK parameters LPCN 1021 225 mg BID Da y 15 (n=24) Typical FDA targets for approval of TRT Primary endpoints C ave 300 - 1140 ng/dL 83% ≥ 75%  Lower bound 95% CI 69% ≥ 65%  Secondary endpoints C max ≤ 1500 ng/dL 88% ≥ 85%  C max 1800 - 2500 ng/dL 0% ≤ 5%  C max > 2500 ng/dL 0% 0% 

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 13  No significant adverse events  DHT/T and E2/T ratios observed with LPCN 1021 are in the normal range  HDL changes with LPCN 1021 in the range of other approved TRT products  No significant change in LDL levels  No significant changes in liver enzymes Phase 2 Study Safety Summary

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 14 R² = 0.857 0 300 600 900 1200 1500 1800 2100 2400 2700 3000 3300 3600 0 100 200 300 400 500 600 700 800 900 1000 1100 1200 Secondary End Point [C max (ng/dL )] Primary End Point [C ave0 - 24 (ng/dL )] Group I 75 mg (N=16) Group II 150 mg (N=15) Group III & V 225 mg (N=24) Group IV 300 mg (N=9) FDA Secondary End Points  85%  5% 0 % LPCN 1021:Correlation between Primary and Secondary End Points Titration is likely to bring more subjects in to “Green Zone”

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 15  Open label, randomized, active - controlled study of LPCN 1021 in men with low testosterone LPCN 1021: Phase 3 Design (Study of Androgen Replacement – SOAR), Fully Enrolled Screening N = 300 0 Week 4 Week 8 Randomization LPCN 1021 225mg, TU, BID w/ meal (n = 210) Active Control (n = 105) PK analysis and dose titration PK analysis and dose titration Efficacy assessment Safety assessment Week 13 Week 52 Safety Extension (up to Week 52)

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 16 LPCN 1021 Status Enrollment Complete (04/28) Last patient 13 - week visit (week of 07/28) Top - line Phase 3 efficacy results File NDA Complete Phase 3 with safety data 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 17 Competitive Environment for Oral Testosterone 1) www.clarustherapeutics.com , accessed on April 03, 2014 Rextoro™: Clarus Therapeutics Current Status • NDA filed January 3, 2014 but peak T levels “did not meet FDA targets in two Phase 3 studies” 1 LPCN 1021 Advantages • Simpler dosing regimen • Lower daily dose / less GI exposure Androxal®: Repros Therapeutics Different molecule class: not classified as TRT, chronic performance not established Current Status • Data reported from 2 Phase 3 studies with placebo as comparator • Initiated 2 new Phase 3 studies with gel and placebo as comparator, with FDA recommended end points • Both components of the co - primary efficacy endpoint should show statistically significant and clinically relevant differences LPCN 1021 Advantages • For both primary and secondary hypogonadism • Broader age and BMI inclusion • Targeted for established TRT market • Extensive human exposure data available with TU

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 18  Novel prodrug of testosterone for oral delivery through proprietary Lip’ral technology  Designed to provide balance between adequate bioavailability and sustained daily testosterone levels • Potential once - daily dosing • Potential for higher therapeutic levels ( Cavg ) with twice a day dosing without significant supra physiological T excursions  Status • Phase 2a study in hypogonadal men – Dosing initiated : May 24 th 2014 – Top line data expected 2H 2014 LPCN 1111: Next Generation Oral Testosterone

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 19  Preterm birth (PTB) is defined as delivery less than 37 weeks of gestation  11.7% of all US pregnancies 1 result in PTB • Annually 180,000 2 pregnancies with prior history of PTB  ≥ $26 billion economic impact 3  PTB remains the leading cause of perinatal mortality and morbidity, accounting for as many as 75% of perinatal deaths 4 Preterm Birth Represents a Significant Unmet Medical Need 1 CDC (2010) 2 Imperial capital estimate based on CDC data @ 100% market penetratio 3 Institute of Medicine of the National Academies. July 2006 4 The Journal of Maternal - Fetal and Neonatal Medicine, December 2006; 19(12): 773 – 782

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 20  Potential to be the first oral hydroxyprogesterone caproate (HPC) • API is an approved injectable drug for recurrent preterm birth • Elimination of injection site reaction and pain at the site of injection • Elimination of regular doctor office visits or visits from the nurse (weekly visits for 16 – 20 weeks) • May be eligible for orphan drug designation  Status • Phase 1 pharmacokinetic study in non - pregnant women completed • Pharmacokinetic study in pregnant women - study start targeted 2H 2014 LPCN 1107 : Oral Hydroxyprogesterone Caproate for P reterm B irth

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 21  Randomized cross - over design(N=10) • Single dose, 400 mg LPCN 1107 • Two doses, 400 mg LPCN 1107 administered 12 hours apart • Single dose of 250 mg IM HPC  Significant absorption upon oral dosing of LPCN 1107  Good dose response demonstrated  LPCN 1107 oral steady state 400mg BID exposure is about 55% of weekly 250mg IM product  LPCN 1107 was well tolerated • The only significant treatment related adverse events observed was abnormal menstrual effects in some subjects LPCN 1107: Phase I Study in Healthy Non - Pregnant Females Design and Results

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 22  Mahesh Patel, Ph.D.: Chairman, President, CEO & Co - Founder • Director, Specialty products, Pharmacia and Upjohn  Morgan Brown, CPA: Executive Vice President & CFO • CFO, Innovus Pharmaceuticals, World Heart Corporation, Lifetree Clinical Research; Vice President Finance & Treasurer, NPS Pharmaceuticals  Srinivasan Venkateshwaran, Ph.D.: CTO & VP R&D • Executive Director, TheraTech  Jerry Simmons: Corporate Business Development Officer • CEO, Cellegy; various corporate business positions, Ciba Geigy; and various corporate marketing positions, Schering Plough  William Higuchi, Ph.D.: Co - founder, Chief Scientific Advisor • Chairman & Co - founder, TheraTech Experienced Management Team

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 23 Financial Highlights Stock Exchange NASDAQ Capital Markets Ticker Symbol LPCN Last Reported Stock Price (5/1/14) $8.00/share Market Capitalization (5/1/14) $102.2 million Fully Diluted Shares Outstanding (5/1/14) 14,071,989 Cash Balance (3/31/13) $41.8 million Long Term Debt None

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 24  Focused on developing innovative orally - available treatment alternatives in the areas of men’s and women’s health  Lead asset currently in Phase 3 (enrollment complete), addresses an unmet need in large low T market  Pipeline with 505(b)(2) strategy  Several near term value drivers with pipeline products  Diverse patent portfolio • U.S.: Six issued and 14 pending applications • Foreign: 31 total issued and pending Lipocine Investment Highlights

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 Appendix

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 26 Group Dose (mg) Study Duration Number of Subjects Enrolled / Completed Sampling Time LPCN 1021 Placebo 1 75 15 Days 16/16 4/3 24 Hour PK profile : Day ‘ - 1’, 1, 8 and 15 Pre - dose C min sample : Day 6, 7, 13 and 14 2 150 16/15 4/ 4 3 225 16/15 4/ 4 5 225 29 Days 9/9 3/3 24 Hour PK profile : Day ‘ - 1’, 1, 15 and 29 AM only PK profile : Day 8 and 22 Pre - dose C min sample : Day 6, 7, 13 and 14 9/9 3/3 4 300  All study doses administered approximately 30 minutes after breakfast and dinner LPCN 1021: Phase 2 Design

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 27 LPCN 1021: Phase 2 Study - Patient Disposition  Patient Disposition – 84 subjects enrolled into the study, 81 subjects completed the study – One subject from placebo group discontinued due to AE – One subject from 150mg group discontinued due to non - compliance of protocol – One subject from 225mg group discontinued due to elevated testosterone level

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 28 Testosterone PK Profile Groups 4 & 5 – Days 15 & 29 0 100 200 300 400 500 600 700 800 0 6 12 18 24 Mean Serum T Concentration (ng/dL) Post AM dose Time (hr) Group 5, 225 mg (N=9) Group 5, 225 mg- Day 15 Group 5, 225 mg- Day 29 0 200 400 600 800 1000 1200 1400 1600 0 6 12 18 24 Mean Serum T Concentration (ng/dL) Post AM dose Time (hr) Group 4, 300 mg (N=9) Group 4, 300 mg- Day 15 Group 4, 300 mg- Day 29  Good inter day reproducibility

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 29 PK Parameters Typical FDA targets 75mg 150mg 225mg* 300mg N UMBER OF SUBJECTS 16 15 24 9 P RIMARY E ND P OINTS % of Subjects meeting the criteria on Day 15 C ave, 0 - 24h 300 - 1140 ng/dL ≥ 75% 44 47 83 100 Lower Bound 95% CI ≥ 65% 27 35 69 79 S ECONDARY E ND P OINTS % of Subjects meeting the criteria on Day 15 C max ≤ 1500 ng/dL ≥ 85% 100 100 88 44 C max 1800 - 2500 ng/dL ≤ 5% 0 0 0 11 C max > 2500 ng/dL 0 0 0 0 33 LPCN 1021: Phase 2 Testosterone Results *Group 3 and 5 combined  Starting dose (225 mg) twice a day meets typical FDA targets for TRT approval

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 30 Intra - Subject Variability of LPCN 1021 (Group 1 to 5) Consistent with Current Marketed Products PK Parameter Mean Intra – Subject Variability (%) 75mg (n=16) 150mg (n=15) 225mg (n=15) 225mg (n=9) 300mg (n=9) Between Days 8 & 15 15 & 29 C max 14 29 24 28 31 C ave (0 - 24) 14 13 12 15 14

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 31 Inter - Subject Variability of LPCN 1021 (Group 1 to 5) Consistent with Current Marketed Products PK Parameter Mean Inter – Subject Variability (%) 75mg (n=16) 150mg (n=15) 225mg (n=15) 225mg (n=9) 300mg (n=9) Day 15 29 C max 31 35 30 43 39 C ave (0 - 24) 35 24 36 29 32

29 60 97 206 17 65 9 34 63 35 52 73 108 139 176 93 126 176 155 48 75 134 6 38 148 76 35 202 128 86 127 127 127 217 217 217 32 LPCN 1107: Phase I Study Data Single dose pharmacokinetic parameters - Geometric mean [min - max] Dosing Regimen C max ( ng / mL ) [range] AUC 0 - t ( ng.h / mL ) [range] 400mg , BID (daily dose of 800mg) 23.1 [8.5 – 72.1] 173 [82 – 443] 400mg, QD 13.5 [4.9 – 54.4] 69 [ 33 - 207]  Significant absorption upon oral dosing of LPCN 1107  Good dose response demonstrated  LPCN 1107 oral steady state 400mg BID exposure is about 55% of weekly 250mg IM product Steady state pharmacokinetic parameters - Geometric mean [min - max] Products / Dosing Regimen C ss,max ( ng / mL ) [range] AUC SS - 1 week ( ng.h / mL ) [range] LPCN 1107 400mg BID 23.9 [ 9.6 – 70.0] 1348 [673 - 3381] Intramuscular injection, 250mg 17.8 [14.0 – 27.0] 2468 [1840 - 3180]